SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)      January 18, 2000

          National Real Estate Limited Partnership Income Properties
            (Exact name of registrant as specified in its charter)


             Wisconsin         01-14453       39-1503893
             _________         ________       __________

            (State or other    (Commission    (IRS Employer
            Jurisdiction of    File Number)   Identification
            organization)                       Number)



     1155 Quail Court, Pewaukee, Wisconsin                53072-3703
     _____________________________________                __________
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (262) 695-1400
                                                          ______________

                                Not Applicable
        (Former name or former address, if changed since last report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     National Real Estate Limited Partnership Income Properties (the "Partnership") was notified on January 18, 2000, by Wolf & Company Milwaukee, S.C., its independent accountant, that it has chosen as of December 23, 1999, not to renew its engagement for the audit of the Partnership for the fiscal year ended December 31, 1999. Wolf & Company's report on the financial statements for the past year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Partnership's financial statements for the fiscal year ended December 31, 1998 and the subsequent interim period preceding the withdrawal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused Wolf & Company to make reference to the matter in their report.

     On January 10, 2000, the Partnership engaged Kerber, Eck and Braeckel, LLP, effective January 18, 2000, as its independent accountant. The decision to engage Kerber, Eck and Braeckel, LLP was approved by the General Partners. The Partnership has requested Wolf & Company Milwaukee, S.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

     A copy of that letter is filed as Exhibit 1 to this Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits
     (1) Letter of Wolf & Company Milwaukee S.C. on changes in certifying accountant.



Securities & Exchange Commission
Washington, DC 20549

Re:  National Real Estate Limited Partnership Income Properties
     Employer ID Number 39-1503893
     Changes on Registrant's Certifying Accountant

We agree with the Partnership's statement that we have chosen not to renew our engagement for the fiscal year ended December 31, 1999. This decision was communicated verbally on December 23, 1999, and confirmed in writing on January 18, 2000.

Representatives of Kerber, Eck and Braeckel, LLP have visited us. They stated that they had been retained for the fiscal year ended
December 31, 1999.

Sincerely,


/s/ WOLF & COMPANY MILWAUKEE, S.C.

Dale Wollenzien, CPA

DGW/dgw


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 National Real Estate Limited Partnership
                            Income Properties
                               (Registrant)



Date        /S/January 18, 2000     /S/        John Vishnevsky
_______________________________     ___________________________
                                    John Vishnevsky
                                    President and Chief Operating and
                                    Executive Officer
                                    National Development and Investment, Inc.
                                    Corporate General Partner


Date       /S/January 18, 2000      /S/        John Vishnevsky
______________________________      ___________________________
                                    John Vishnevsky
                                    Chief Financial and Accounting Officer



Date       /S/January 18, 2000          Stephen P. Kotecki
______________________________      ___________________________
                                    Stephen P. Kotecki
                                    President
                                    EC Corp
                                    Corporate General Partner


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  National Real Estate Limited Partnership
                             Income Properties
                                (Registrant)




Date        January 18, 2000
_____________________________       ________________________________
                                    John Vishnevsky
                                    President and Chief Operating and
                                      Executive Officer
                                    National Development and Investment, Inc.
                                    Corporate General Partner



Date        January 18, 2000
_____________________________       ________________________________
                                    John Vishnevsky
                                    Chief Financial and Accounting Officer



Date        January 18, 2000
_____________________________       ________________________________
                                    Stephen P. Kotecki
                                    President
                                    EC Corp
                                    Corporate General Partner











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